UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                  Washington, D. C.  20549



                          FORM 8-K


                       CURRENT REPORT

             Pursuant to Section 13 or 15 (d) of
             the Securities Exchange Act of 1934



              Date of Report:  October 31, 1997



                    MSR Exploration Ltd.
   (Exact name of registrant as specified in its charter)



                          DELAWARE
       (State or other jurisdiction of incorporation)



              1-8523                         75-2695071
     (Commission File No.)              (I.R.S. Employer
                                        Identification No.)



                         500 Main Street, Suite 210
                          Fort Worth, Texas  76102
               (Address of Principal Executive Offices)



                       (817) 877-3151
    (Registrant's Telephone Number, including area code)








     Item 1.        Acquisition or Disposition of Assets.

     On October 30, 1997, MSR Exploration Ltd. ("MSR"), then an Alberta, Canada corporation, held a combined Annual General and Special Meeting of Shareholders to, among other things, consider and vote upon a proposal to continue or domesticate such company from Alberta, Canada to Delaware, U.S.A. After obtaining shareholder approval at such meeting, MSR was continued from Canada to Delaware. On October 30, 1997, by written consent in lieu of a special meeting, the shareholders of MSR, as a Delaware corporation, approved the merger of MSR with and into the Registrant (Pursuant to the Merger Agreement, the Registrant changed its name from Mercury Montana, Inc. to MSR Exploration Ltd.). On October 31, 1997, MSR merged with and into the Registrant pursuant to the terms of the Agreement Plan of Merger dated March 26, 1997, as amended (the "Merger Agreement"), among the Registrant, Mercury Exploration Company and MSR. The Merger was consummated by filing with the Secretary of State of Delaware on October 31, 1997, a certificate of merger under the General Corporation Law of the State of Delaware, which certificate of merger specified that the effective time of the Merger was 3:01 p.m., Eastern time on October 31,1997.

     Pursuant to the Merger Agreement and as a result of the
Merger: (i) the separate corporate existence of MSR ceased, and all of the properties, rights, privileges, powers and franchises of MSR vested in the Registrant, which is the surviving corporation of the Merger, and all the debts, liabilities and duties of MSR attached to the Registrant; (ii) each share of Common Stock of MSR, no par value per share ("MSR Common Stock"), outstanding immediately prior to the effective time of the Merger was converted into the right to receive one share of Common Stock of the Registrant, par value $0.01 per share ("Company Common Stock"). The exchange ratio was determined pursuant to arm's-length negotiations between the Registrant and MSR.

     MSR's principal line of business was the exploration, development, production and sale of crude oil and natural gas. The assets of MSR consisted of oil and gas property interests owned and operated principally in Montana and Texas.

     The shares of Company Common Stock being issued to the former holders of MSR Common Stock in the Merger are listed for trading on the American Stock Exchange as a substitute listing for the shares of MSR Common Stock. For additional information regarding the Merger, see the sections captioned
(i) "The Merger - General Description of the Merger," (ii) "The Merger - Interests of Certain Persons in the Merger" and (iii) "Certain Terms of the Merger Agreement - Manner and Basis of Converting Shares of Company Common Stock and Warrants," which sections appear on pages 27, 34-35 and 60, respectively, of the Proxy Statement/Joint Prospectus of MSR and the Company dated October 1, 1997 (the "Prospectus"), and which sections are incorporated herein by reference.


     Item 5.        Other Events.

     Pursuant to Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), as a result of the Registrant filing this report, the Company Common Stock is deemed to be registered as a class of equity securities pursuant to Section 12(g) of the Exchange Act.
In accordance with Rule 12g-3(c), the Registrant is filing this report, and will make subsequent filings, using the Commission File Number of MSR (No. 1-8523).

     Pursuant to the Merger Agreement and the certificate of merger filed with the State of Delaware, on October 31, 1997, the Registrant changed its name from Mercury Montana, Inc. to MSR Exploration Ltd.

Item 7.        Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired

     The following statements of revenue and direct operating expenses of Mercury Montana, Inc. required by this item of Form 8-K have been previously reported (within the meaning thereof as defined in Rule 12b-2), in the Proxy Statement/Joint Prospectus forming a part of its Registration Statement on Form S-4 (333-29783) (the "Prospectus"). Accordingly, such statements are not included herein in reliance on General Instruction
     B.3 to Form 8-K and are incorporated herein by reference:

          Audited statement of revenue and direct operating expense for the years ended December 31, 1996 and 1995.

          Unaudited statement of revenue and direct operating expense for the six months ended June
          30, 1997.

          Unaudited condensed balance sheet at June 30,1997.


     (b)  Pro Forma Financial Information.

     The unaudited pro forma consolidated statements of operations for the six months ended June 30, 1997 and the year ended December 31, 1996; and the unaudited pro forma consolidated balance sheet at June 30, 1997 of the Registrant's required by this item of Form 8-K have been previously reported (within the meaning thereof as defined in Rule 12b-2), by MSR in the Prospectus. Accordingly, such statements are not included herein in reliance on General Instruction B.3 to Form 8-K and are incorporated herein by reference.



     (c)  Exhibits.

Exhibit
Number         Description

2.1       Agreement and Plan of Merger dated as of March 26,
          1997 among MSR Exploration
          Ltd., Mercury Montana, Inc. and Mercury
          Exploration Company as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of June 17, 1997 and Amendment No. 2 to Agreement and Plan of Merger dated as of September 11, 1997 (as filed as Exhibit 2.2 of MSR Exploration Ltd.'s Registration Statement of Form S-4 (333-29769) and as filed as Exhibit 2.2 of the Registrant's Registration Statement on Form S-4 (333-29783) and incorporated herein by reference).

99.1 Sections captioned (i) "The Merger - General Description of the Merger," (ii) "The
          Merger - Interests of Certain Persons in the
          Merger" and (iii) "Certain Terms of the Merger Agreement - Manner and Basis of Converting Shares of Company Common Stock and Warrants," which sections appear on pages 27, 34-35 and 60, respectively, of the Proxy Statement/Joint Prospectus of in the Proxy Statement/Joint Prospectus forming a part of its Registration Statement on Form S-4 (333-29783) (the "Prospectus"), and which sections are incorporated herein by reference.




                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 12, 1997

                              MSR Exploration Ltd.
                              By:



                              /s/ Otto J. Buis
                              Otto J. Buis
                              Chairman of the Board
                              and Chief Executive Officer


                              /s/ Howard N. Boals
                              Howard N. Boals
                              Vice President - Finance and
                              Administration,
                              Chief Accounting Officer




INDEX TO EXHIBITS

Exhibit
Number         Description

2.1 Agreement and Plan of Merger dated March 26, 1997 among MSR Exploration Ltd.,
          Mercury Montana, Inc. and Mercury Exploration Company as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of June 17, 1997 and Amendment No. 2 to Agreement and Plan of Merger dated as of September 11, 1997 (as filed as Exhibit 2.2 to MSR Exploration Ltd.'s Registration Statement on Form S-4 (333-29769) and as filed as
          Exhibit 2.2 Mercury Montana, Inc.'s Registration Statement on Form S-4 (333-29783)and incorporated herein by reference).


99.1 Sections captioned (i) "The Merger - General Description of the Merger," (ii) "The
          Merger - Interests of Certain Persons in the
          Merger" and (iii) "Certain Terms of the Merger Agreement - Manner and Basis of Converting Shares of Company Common Stock and Warrants," which sections appear on pages 27, 34-35 and 60, respectively, of the Proxy Statement/Joint Prospectus of in the Proxy Statement/Joint Prospectus forming a part of its Registration Statement on Form S-4 (333-29783) (the "Prospectus"), and which sections are incorporated herein by reference.